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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 29, 2003
                                 --------------
                Date of Report (Date of earliest event reported)


                       INKINE PHARMACEUTICAL COMPANY, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


               New York                                 0-24972                              13-3754005
               --------                                 -------                              ----------
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                            File Number)                       Identification No.)

                            1787 Sentry Parkway West
                              Building 18,Suite 440
                             Blue Bell, Pennsylvania
                             -----------------------
                    (Address of principal executive offices)



                                 (215) 283-6850
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)



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ITEM 9.  REGULATION FD DISCLOSURES

         The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

         On April 29, 2003, InKine Pharmaceutical Company, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language of such filing.



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ITEM 7.  EXHIBITS

-------------------- -------------------------------------------------
    Exhibit No.                  Description
-------------------- -------------------------------------------------
       99.1          Press release, dated April 29, 2003.

-------------------- -------------------------------------------------






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 5, 2003                INKINE PHARMACEUTICAL COMPANY, INC.

                                    By:  Robert F. Apple
                                       ---------------------------------------
                                         Robert F. Apple
                                         Chief Operating and Financial Officer



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                                  EXHIBIT INDEX

-------------------- ------------------------------------------------------
    Exhibit No.                    Description
-------------------- ------------------------------------------------------
       99.1          Press release, dated April 29, 2003.

-------------------- ------------------------------------------------------